Exhibit 10


                      TRANSACTIONS IN SHARES OF THE COMPANY
                      -------------------------------------


            The Reporting Persons engaged in the following transactions in Shares of the Company during the past 60 days or since the filing of Amendment No. 4 to the Schedule 13D, whichever is less. Transactions for which the number of Shares appear in parenthesis involved sales of Shares on The New York Stock Exchange. All other transactions involved purchases of Shares on The New York Stock Exchange.


Reporting Person                                                    Price Per
With Direct                                                           Share
Beneficial                     Date of            Number of         (Excluding
Ownership                    Transaction            Shares         Commission)
----------------             -----------           --------        -----------

Greenway                       10/07/98             40,000            7.4375

Greenway                       10/08/98             50,000            7.2500

Greenway                       10/09/98             59,300            6.7829

Greensea                       10/07/98             40,000            7.4375

Greensea                       10/08/98             50,000            7.2500

Greensea                       10/09/98             89,300            6.7829

Greensea                       10/30/98             16,000            8.4713

Greensea                       10/30/98             84,000            8.2500

Greenbelt                      10/07/98            (80,000)           7.4375

Greenbelt                      10/08/98           (100,000)           7.2500

Greenbelt                      10/09/98             151,400           6.7829

Greenbelt                      10/27/98            (55,000)           8.9886

Greenbelt                      10/30/98             49,000            8.4713

Greenbelt                      10/30/98            250,400            8.2500

Greenbelt                      11/05/98             145,500           9.5000

Greenbelt                      11/06/98             10,000            9.5000

Greenbelt                      11/20/98             50,000            8.6250

Greenbelt                      11/25/98            200,000            8.4063

Greenbelt                      11/27/98            285,000            8.2094

Kingsley                       10/09/98             71,800            6.7829






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NYFS11...:\92\56392\0003\2037\SCH0018T.37A